EXHIBIT 10.40

STEEL DYNAMICS, INC.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the Steel Dynamics, Inc. Non-Employee Director Stock Option Plan (the “Plan”) is intended to promote the interests of Steel Dynamics, Inc. (the “Company”) by providing an inducement to attract and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the “Board”) and by strengthening the mutuality of interests between such directors and the Company’s Stockholders.

2. AVAILABLE SHARES. The total number of shares of the Company’s $.01 per share par value Common Stock (the “Common Stock”) for which options may be granted under this Plan shall not exceed 100,000 shares, subject to adjustment in accordance with Section 10 of this Plan. Shares subject to this Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again become available for purposes of the Plan.

3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word “Committee,” wherever used herein, shall be deemed to mean the Board. Subject to the provisions of the Plan, the Committee shall have the power to construe this Plan, to determine all questions hereunder, to accelerate the vesting or exercise of an option, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. The Committee may also correct any defect, supply any omission, amend or conform the Plan to any change in law or regulation, or reconcile any inconsistency or ambiguity in the Plan or in any option in such manner and to the extent it shall deem necessary to carry the Plan into effect as intended. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it. Any decision, interpretation or other action made or taken in good faith by the Committee in accordance with this Plan shall be final, binding and conclusive on the Company, all members of the Board and Committee, if any, all optionees, and their respective heirs, executors, administrators, successors and assigns.

4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan: (a) each person who is a member of the Board on the day following the Company’s 2000 Annual Meeting of Stockholders and who is not an employee or officer of the Company (a “Non-Employee Director”) and each person who is a Non-Employee Director on November 15, 2000 (each an “Initial Grant Date”) shall be automatically granted an option to purchase Common Stock of the Company on each such Initial Grant Date equal to the number of whole shares, rounded up from .50 or down from .49, calculated by dividing a grant value of $15,000 on each of the Initial Grant Dates by the fair market value of the Company’s Common Stock on each such date, and (b) each person who is a Non-Employee Director on May 15 and on November 15 (each a “Grant Date”) in each year beginning on January 1, 2001 during the term of this Plan shall be automatically granted on each such date a like option to purchase Common Stock of the Company equal to the number of whole shares, rounded up or down as previously described, calculated by dividing a grant value of $15,000, or such other amount, whether higher or lower, as is specified from time to time for “Grade 3 Supervisors/Professionals” under the Company’s 1996 Incentive Stock Option Plan (or, in lieu thereof, as may be specified from time to time by the Committee), by the fair market value of the Company’s Common Stock on each such Grant Date. The number of shares covered by options granted under this Section 4 shall be subject to adjustment in accordance with the provisions of Section 10 of this Plan.

5. OPTION PRICE. The purchase price of the stock covered by options granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of this Plan. For purposes of this Plan, “fair market value” shall be determined as of the last trading day for which the prices or quotes for the Company’s publicly traded stock are available prior to the date such option is granted and shall mean (i) the last reported sale price (on that date) of the Company’s Common Stock on the Nasdaq National Market, if the Common Stock is traded on that market; or (ii) the average (on that date) of the high and low prices of the Company’s Common Stock on the principal national securities exchange on which the Common Stock is traded if it is in fact traded on such an exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Company’s Common Stock is not reported on the Nasdaq National Market List.

6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of Section 8 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option.

7. VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

(a) VESTING. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall become fully vested in the optionee and thus become exercisable six
(6) months after the date of grant.

(b) NON-TRANSFERABILITY. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, pursuant to a valid domestic relations order, or otherwise in accordance with the terms of the optionee’s stock option agreement, and shall be exercisable during the optionee’s lifetime only by him or her and then only in accordance with the provisions of the Securities Act of 1933 and the rules promulgated thereunder.

8. TERMINATION OF OPTION RIGHTS.

(a) If an optionee ceases to be a director of the Company, for whatever reason, no further grants of options shall be made to that optionee pursuant to this Plan.

(b) Subject to the provisions of Section 8(d) and except as may otherwise be specified in the option agreement, in the event that an optionee ceases to be a director for any reason other than death, any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a director may be exercised by the optionee, to the extent it is then vested, at any time prior to the scheduled expiration date of the option.

(c) Except as may be otherwise specified in the option agreement, in the event that an optionee ceases to be a director by reason of his or her death, any unexercised options shall be exercisable by the optionee’s personal representative, heir or legatee at any time prior to the scheduled expiration date of the option.

(d) Except as may be otherwise specified in the option agreement, no portion of an option may be exercised if the optionee is removed from the Board for any of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company; or (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company.

9. EXERCISE OF OPTION.

(a) Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder, to the extent then exercisable, shall be exercisable only for the full number of shares covered by that option, by giving written notice to the Company by mail or in person, at its principal executive offices, accompanied by payment in full for such shares in cash or by check in United States dollars.

(b) Subject to the applicable requirements of the Securities and Exchange Commission, Regulation T, the Internal Revenue Code, and other federal, state and local tax and securities laws, and notwithstanding the requirements for cash payment set forth in Section 9(a) of this Plan, the Committee shall have the authority to determine any other methods, if any, by which the exercise price of an option may be paid by the optionee, including the form of payment and the methods by which shares of the Company’s stock may be delivered or deemed to be delivered to the optionee. Likewise, the Committee, in the exercise of its discretion, may also allow an optionee to pay the exercise price of an option by delivering previously issued shares of the Company’s Common Stock or by directing the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise of the option that number of shares having an fair market value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established from time to time by the Committee.

(c) An optionee shall not exercise an option at any one time as to fewer than five hundred (500) shares, or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than five hundred (500) shares.

(d) The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that shares shall have been actually issued and transferred to him or her upon the exercise of the option.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b) OTHER ADJUSTMENTS. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, there shall be an automatic adjustment in the number and kind of shares authorized by this Plan and in the option price of outstanding options under this Plan in such manner as will be necessary to maintain the proportionate interest of the optionee and to preserve, without exceeding, the value of such option.

(c) OTHER ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Sections 2 and 4 of this Plan that are subject to options shall also be appropriately adjusted to reflect such events, including the conversion of the underlying shares into another class of securities, into securities of another person, into cash or into other property. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of Sections 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates or to cause the electronic transfer of shares upon exercise of an option until one of the following conditions shall be satisfied:

(i) The issuance of the underlying shares with respect to which the option has been exercised is at the time of the issuance of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

(ii) Counsel for the Company shall have rendered an opinion that the issuance of such shares is exempt from registration under applicable federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation, all regulations required by the Nasdaq National Market or by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

12. LEGEND ON CERTIFICATES. The certificates representing shares issued pursuant to the exercise of an option granted hereunder may, if restricted, carry such appropriate legend, or appropriate restrictions may be noted electronically, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

13. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the Committee or by its designee executing such option.

14. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted under this Plan after January 1, 2010, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable. Subject to the provisions of Section 10, termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under any option already granted to him or her.

15. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee’s gross income.

16. COMPLIANCE WITH REGULATIONS. It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void and may be modified and corrected by the Committee without the necessity of securing further stockholder approval.

17. NONQUALIFIED OPTIONS. All options granted under this Plan shall be nonqualified stock options (i.e., options that do not qualify as “incentive stock options” under Section 422 of the Internal Revenue Code).

18. NO RIGHT TO CONTINUE RELATIONSHIP. Neither the Plan nor the grant of an option under the Plan shall confer upon any person any right to continue as a director of the Company or to obligate the Company to nominate any director for reelection by the Company’s stockholders.

19. COSTS. The Company shall bear all expenses incurred in administering the Plan, including the expenses of issuing Common Stock upon the exercise of options and of registering the same.

20. SEVERABILITY. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan, which shall continue in full force and effect and may be adjusted, in the Committee’s discretion, so as to most closely approximate the original intent expressed herein.

21. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Indiana, without giving effect to the principles of conflicts of law thereof.

22. EFFECTIVE DATE. This Plan shall be effective as of the 1st day of January, 2000, subject, however, to stockholder approval at the Company’s annual meeting of stockholders on May 18, 2000, or any adjournment thereof, or pursuant to any special meeting of stockholders held thereafter but prior to December 31, 2000. In the event that such approval is not obtained, all option grants made hereunder shall be deemed null and void and the Plan shall be deemed terminated on the earlier to occur of stockholder nonapproval, if any, or December 31, 2000.